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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 27, 2001


                               ZeroPlus.com, Inc.
             (Exact name of registrant as specified in its charter)


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
           DELAWARE                                000-20865                                 52-1929282
(STATE OR OTHER JURISDICTION OF              (COMMISSION FILE NUMBER)           (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)

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                        12800 MIDDLEBROOK ROAD, SUITE 400
                           GERMANTOWN, MARYLAND 20874
                                 (301) 601-8700
              (Address of principal executive offices ) (Zip Code)

       Registrant's telephone number, including area code: (301) 601-8700


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)




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                              ITEM 5. OTHER EVENTS.


Attached as Exhibit 99.1 is a press release issued by ZeroPlus.com, Inc. dated June 27, 2001, which is hereby incorporated by reference herein.


                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)      EXHIBITS

      99.1 - Press Release, dated June 27, 2001.






                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 27, 2001

                                           ZeroPlus.com, Inc.

                                      By:  /s/ ROBERT A. VESCHI
                                           --------------------
                                           Robert A. Veschi
                                           President and Chief Executive Officer




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                        ZEROPLUS.COM STOCK TO BE DELISTED

Germantown, MD - June 27, 2001 - ZeroPlus.com, Inc. (Nasdaq: ZPLS) announced today that the Company has requested a voluntary delisting of its securities from The Nasdaq SmallCap Market.

Nasdaq informed ZeroPlus on April 4th, that the Company's common stock had failed to maintain a minimum bid price of $1.00 for 30 consecutive days as required under The Nasdaq SmallCap Market rules. Nasdaq informed the Company that its stock would be delisted on July 3rd if the Company failed to maintain Nasdaq listing requirements.

Nasdaq indefinitely halted trading on the stock pending the receipt of additional information subsequent to a June 5, 2001, announcement from the Company that it had laid off most of its employees and begun a phased shutdown of the Company's operations while it seeks any opportunities that may exist to realize value from its technology assets and its strategic partnerships.

The Company has determined that it was in its best interest to request delisting rather than to expend further resources to maintain the listing of its common stock.


                                      # # #


CERTAIN STATEMENTS MADE IN THIS NEWS RELEASE THAT ARE NOT HISTORICAL ARE FORWARD-LOOKING WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE WORDS "ESTIMATE," "PROJECT," "INTEND," "EXPECT," "BELIEVE," AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES. MANY FACTORS COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS THAT MAY BE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS, INCLUDING, AMONG OTHER THINGS, LACK OF ADDITIONAL NEEDED FINANCING IN THE FUTURE OR THE FAILURE TO ENTER INTO STRATEGIC ALLIANCES OR OTHER ARRANGEMENTS. FOR ADDITIONAL INFORMATION REGARDING THESE AND OTHER RISKS AND UNCERTAINTIES ASSOCIATED WITH THE COMPANY'S BUSINESS, REFERENCE IS MADE TO THE COMPANY'S REPORTS FILED FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION.

ZeroPlus Media & Investor Contact:

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
Doug Poretz                         703-744-7810
Qorvis Communications               dporetz@qorvis.com

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